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                                                                   EXHIBIT 10.62

                          FIRST AMENDMENT TO CREDIT AND
                               SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "First Amendment") is dated as of the _____ day of May, 2004 among BELDEN INC. (the "Parent"), BELDEN TECHNOLOGIES, INC., BELDEN COMMUNICATIONS COMPANY and BELDEN WIRE & CABLE COMPANY (collectively, the "Borrowers"), WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the "Agent"), and the Lenders party hereto (collectively, the "Required Lenders"):

                                  WITNESSETH:

         WHEREAS, the Borrowers, the Agent, the Required Lenders and the other Lenders party thereto executed and delivered that certain Credit and Security Agreement, dated as of October 9, 2003 (the "Credit Agreement");

         WHEREAS, the Borrowers have requested and the Agent and the Required Lenders have agreed to certain amendments to the Credit Agreement relating to the entering into of (i) the Agreement and Plan of Merger, dated as of February 4,2004 by and among Cable Design Technologies Corporation, BC Merger Corp. and the Parent (the "Merger Agreement", with the merger contemplated thereunder being the "Merger") and (ii) the Asset Purchase Agreement dated as of March 18,2004, by and among Superior Essex Communications LLC, Belden Communications Company and Belden (Canada) Inc.(the "Asset Purchase Agreement", with the asset sale contemplated thereunder being the "Communications Sale");

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Parent, the Borrowers, the Agent and the Required Lenders hereby covenant and agree as follows:

1. Definitions. Unless otherwise specifically defined above, which definitions will be deemed incorporated into the Credit Agreement, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

2. Amendment to Section 4.22 (Restrictions). Section 4.22 of the Credit Agreement is hereby amended by (i) adding to the end of the first sentence thereof the words ", except for the Asset Purchase Agreement and the Merger Agreement", and (ii) adding after the words "on SCHEDULE 4.22," in the second sentence thereof the words "and except for the Merger Agreement,".

3. Amendment to Section 4.24 (Business Conduct). Section 4.24 of the Credit Agreement is hereby amended by (i) adding to the beginning thereof the words "Except for the execution, delivery and performance of the Asset Purchase Agreement", and (ii) adding after the words "each Borrower's knowledge," in the sixth line thereof the words "except with respect to Belden Communications Company in connection with the Communications Sale,".


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4.       Amendment to Section 5.37 (Other Restrictive Agreements). Section 5.37
         of the Credit Agreement is hereby amended by adding after the words "under SECTION 5.17," in the second line thereof the words "and except for the Asset Purchase Agreement and the Merger Agreement,".

5. Effect of First Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers and the Guarantors, as applicable. Nothing contained in this First Amendment constitutes the Agent's or any of the Required Lenders' approval of or consent to the completion of the Merger or the Communications Sale.

6. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

7. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

8. No Default. To induce the Agent and the Required Lenders to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrowers hereby acknowledge and agree that, as of the date hereof, after giving effect to this First Amendment, there exists no Default or Event of Default.

9. No Novation or Mutual Departure. The Borrowers expressly acknowledge and agree that there has not been, and this First Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the Credit Documents, or a mutual departure from the strict terms, provisions and conditions thereof, other than the amendments set forth hereinabove.

10. Conditions Precedent. This First Amendment shall become effective only upon execution and delivery by facsimile to counsel for the Agent, Tracy S. Plott, Jones Day, facsimile no. 404-581-8330, of (i) a signature page to this First Amendment by the Borrowers, the Agent and the Required Lenders, and (ii) a signature page of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors.

11. Further Assurances. The Borrowers agree to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

12. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.


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         IN WITNESS WHEREOF, the Borrowers, the Agent and each of the Required
Lenders has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.



BELDEN INC.


By: /s/ RICHARD K. REECE
    -----------------------------------------------------------
    Title: Vice President Finance, and Chief Financial Officer



BELDEN TECHNOLOGIES, INC.



By: /s/ RICHARD K. REECE
    -----------------------------------------------------------
    Title: Vice President



BELDEN COMMUNICATIONS COMPANY



By: /s/ RICHARD K. REECE
    -----------------------------------------------------------
    Title: Vice President


BELDEN WIRE & CABLE COMPANY



By: /s/ RICHARD K. REECE
    -----------------------------------------------------------
    Title: Vice President




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WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender



 BY: /s/
     ---------------------------------
     Title: Director














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U.S. BANK NATIONAL ASSOCIATION,
as Syndication Agent and as a Lender



By: /s/ CAROLYN M. ROONEY
    -----------------------------------
    Title:








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COMERICA BANK,
as a Lender



By: /s/
    ------------------------------------
    Title: Commercial Banking Officer











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THE NORTHERN TRUST COMPANY,
as a Lender



By: /s/ FREDRIC W. MCCLENDON
    --------------------------------------
    Title: Vice President


















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               CONSENT AND REAFFIRMATION AFFIRMATION OF GUARANTORS


         Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment, (ii) consents to the execution and delivery of the First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty dated as of October 9,2003 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


                                              BELDEN HOLDINGS, INC.



                                              By: /s/ RICHARD K. REECE
                                                  ------------------------------
                                                  Title: Vice President



                                              BELDEN INTERNATIONAL. INC.



                                              By: /s/ RICHARD K. REECE
                                                  ------------------------------
                                                  Title: Vice President


















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